EXHIBIT 10.23

                               FOURTH AMENDMENT TO
                                 LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO LOAN AGREEMENT ("Fourth Amendment"), made and entered into as of the 14th day of August, 2000, by and between MERCURY WASTE SOLUTIONS, INC., a Minnesota corporation ("Borrower") and BANKERS AMERICAN CAPITAL CORPORATION, a Minnesota corporation ("Lender");

                                    RECITALS

         A. The Borrower and Lender are parties to that certain Loan Agreement dated as of May 8, 1998, as amended by that certain First Amendment dated May 7, 1999, as amended by that certain Second Amendment dated September 30, 1999, as amended by that certain Third Amendment dated March 9, 2000 (the "Credit Agreement").

         B. The Lender has requested a decrease in the total amount available under the revolving loan to $1,500,000, and Borrower is willing to consent to such decrease pursuant to the terms and conditions of this Fourth Amendment.

         C. The parties hereto desire to amend the terms of the Credit Agreement upon the terms and conditions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for one dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby amend the Credit Agreement as follows:

         1. Capitalized Terms. All capitalized terms not defined herein shall have the meanings assigned such terms in the Credit Agreement, unless otherwise defined herein. In addition:

                  "Revolving Commitment Amount" means $1,500,000.

                  "Revolving Note" means that certain Revolving Credit Promissory Note dated as of the date hereof in the principal amount of $1,500,000 made payable by Borrower to the order of Lender as the same may be amended, executed, renewed or replaced from time to time. On the date of this Agreement, the amount outstanding under the Revolving Note is $1,315,000.

         2. Conditions Precedent. Prior to the effectiveness of this Fourth Amendment, the Borrower shall provide to the Lender as conditions precedent, the following:

                  a. Original counterpart of this Fourth Amendment duly executed by the Borrower;

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                  b.       Original executed Revolving Note;

                  c. Payment of all costs and expenses incurred by the Lender in connection with this Fourth Amendment, including without limitation, all legal fees and out-of-pocket expenses of Lender's counsel; and

                  d. Current resolutions of Borrower's board of directors authorizing the Fourth Amendment.

         3. References. Any references in any document to the Credit Agreement including, but not limited to, the Notes and other Loan Documents, are hereby amended to refer to the Credit Agreement as amended by this Fourth Amendment.

         4. Representations and Warranties. Borrower reaffirms and confirms all of the representations, covenants and warranties contained in Articles IV and V of the Credit Agreement as of the date of this Fourth Amendment.

         5. Reaffirmation of Security Agreement. Borrower hereby acknowledges and agrees that all of the obligations of Borrower under the Credit Agreement, as amended by this Fourth Amendment, is secured by that certain Security Agreement executed by Borrower in favor of Lender dated as of May 8, 1998.

         6. Acknowledgments. The Borrower acknowledges that it has been advised by the counsel of its choice in the negotiation, execution and delivery of this Fourth Amendment, that the Lender has no fiduciary relationship to or joint venture with the Borrower, the relationship being solely that of borrower and lender, and that the Lender does not undertake any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the business or operations of the Borrower which shall rely entirely on its own judgment.

         7. Costs and Expenses. Borrower agrees to pay all costs and expenses incurred by Lender in connection with the preparation of this Fourth Amendment, including, but not limited to, title insurance premiums and expenses, recording fees, and the fees and expenses of legal counsel.

         8. Entire Agreement. This Fourth Amendment and the Agreement embody the entire agreement between the parties and supersede all prior agreements and understandings between the parties hereto.

         9. Full Force and Effect. Except as amended hereby, the provisions of the Credit Agreement shall remain unmodified and in full force and effect.

         10. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed as of the day and year first above written.

         BORROWER:                     MERCURY WASTE SOLUTIONS, INC.,
                                       A MINNESOTA CORPORATION

                                       BY  /S/ TODD J. ANDERSON
                                         ----------------------

                                         ITS  CFO
                                              ---


         LENDER:                       BANKERS AMERICAN CAPITAL
                                       CORPORATION, A MINNESOTA CORPORATION


                                       BY  /S/ BRAD J. BUSCHER
                                         ---------------------

                                         ITS  PRESIDENT
                                              ---------


                              CONSENT OF GUARANTOR


         The undersigned, as guarantor of all obligations of Mercury Waste Solutions, Inc. (the "Borrower") to Bankers American Capital Corporation ("Lender") pursuant to that certain Guaranty dated May 8, 1998 executed by the undersigned in favor of Lender, as the same may be amended from time to time (the "Guaranty"), hereby consents to the terms of the above Fourth Amendment, and agrees that the undersigned remains obligated to the Lender for the payment of the indebtedness of the Borrower incurred pursuant to said agreement, as amended, including without limitation, the indebtedness evidenced by the Revolving Note, as defined therein.

                                       MWS NEW YORK, INC.,
                                       A MINNESOTA CORPORATION


                                       BY TODD J. ANDERSON
                                          ----------------

                                       ITS CFO
                                           ---